GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the

Goldman Sachs Long Short Credit Strategies Fund

(the “Fund”)

Supplement dated August 6, 2019, to the

Prospectuses and Statement of Additional Information (the “SAI”),

each dated July 29, 2019

Effective immediately, Salvatore Lentini no longer serves as a portfolio manager for the Fund. In addition, effective immediately, Michael McGuiness, Vice President, serves as a new portfolio manager for the Fund. Ashish Shah, Managing Director, continues to serve as a portfolio manager for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Lentini in the Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Long Short Credit Strategies Fund—Summary—Portfolio Management” section of the Prospectuses:

Portfolio Managers: Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2019; and Michael McGuiness, Vice President, Head of Opportunistic Corporate Credit within Global Fixed Income, has managed the Fund since 2019.

The following row is added to the table in the “GSAM Opportunistic Corporate Credit Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Michael McGuiness Vice President, Head of Opportunistic Corporate Credit within Global Fixed Income	Portfolio Manager— Long Short Credit Strategies	Since 2019	Mr. McGuiness is the Head of Opportunistic Corporate Credit and a portfolio manager within Global Fixed Income. Prior to joining the Investment Adviser in 2015, Mr. McGuiness was a partner and portfolio manager with a focus on credit selection at Taurasi Capital Management, Battleground Capital Management, Ore Hill Partners, and W.R. Huff Asset Management.

This Supplement should be retained with your Prospectuses and SAI for future reference.

FIALTTBDSTK 08-19